SHAREHOLDER AGREEMENT


     THIS SHAREHOLDER AGREEMENT (the "Agreement") is made between Interactive Magic, Inc., a Maryland corporation (the "Corporation"), and the undersigned (the "Shareholder") as of the date specified below. Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Merger Agreement referred to below.

     WHEREAS, the Corporation, Interactive Creations Acquisition Corp. ("Acquisition"), Interactive Creations Incorporated ("ICI") and certain shareholders of ICI are parties to a Merger Agreement dated as of March 24, 1997 (the "Merger Agreement") pursuant to which the Shareholder will receive, upon consummation of the Merger, shares of Class A Common Stock of the Corporation (the "Shares").

     WHEREAS, each of the Corporation and the Shareholder desires to enter into this Agreement in order to (i) provide certain information about the Shareholder upon which the Corporation will rely for purposes of establishing the applicability of certain exemptions from the registration or qualification requirements of applicable securities laws, (ii) document the Shareholder's general ability to bear the risk of an investment in the Corporation and suitability as an investor for purposes of such exemption and (iii) impose certain restrictions on transfers of Shares as provided herein; and

     WHEREAS, the execution and delivery of this Agreement by the Shareholder is a condition precedent to the Corporation's and Acquisition's obligations pursuant to the Merger Agreement, including without limitation Acquisition's obligation to engage in the Merger.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, in partial consideration for the transactions contemplated by and securities to be received by the Shareholder pursuant to the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                         REPRESENTATIONS AND WARRANTIES

     1.1. Shareholder's Representations and Warranties. The Shareholder hereby makes the representations and warranties set forth below with the express intention that they be relied upon by the Corporation in determining the investment suitability of the Shareholder for purposes of the applicability of an exemption from registration under applicable securities laws. If the Shareholder is receiving the Shares in a fiduciary capacity, the representations and warranties set forth herein are made on behalf of the person or persons for whom the Shareholder is so receiving.

          (a) The Shareholder is an individual (except as otherwise specified on the signature page of this Agreement), a citizen of the United States, at least 21 years of age (or represented for all purposes hereof by a purchaser representative at least 21 years of age) and a bona fide resident and domiciliary (not a temporary or a transient resident) of the state set

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



     forth adjacent to the Shareholder's name on the signature line hereto, and has no intention of becoming a resident of any other state or jurisdiction.

          (b) The Shareholder is the lawful owner of the number of shares of Common Stock of ICI set forth adjacent to the Shareholder's name on the signature line hereto, free and clear of all encumbrances of any variety whatsoever. Except as specified adjacent to the Shareholder's name on the signature line hereto, the Shareholder does not own any interest in any other securities of ICI.

          (c) The Shareholder has the legal right, power and authority to enter into and deliver this Agreement, perform the Shareholder's obligations hereunder and consummate the transactions contemplated hereby. This
     Agreement constitutes the valid and legally binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its respective terms.

          (d) The Shareholder is fully aware that the Shares to be issued pursuant to the Merger Agreement will not have been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities law and that no federal or state agency has made any finding or determination as to the fairness of an investment in the Shares, nor any recommendation or endorsement of any such investment. The Shareholder further understands that the Shares will be issued in reliance on exemptions from the registration requirements of the Act and in reliance on exemptions from the registration requirements of various state securities laws, on the grounds, among others, that the proposed issuances of Shares pursuant to the Merger Agreement will be limited generally to investors who or which qualify as "accredited investors" under the requirements of Rule 501(a) promulgated under the Act.

          (e) Unless otherwise indicated adjacent to the Shareholder's signature below, the Shareholder is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Act, a copy of which is attached hereto as Exhibit A. If the Shareholder is not at least 21 years of age, the Shareholder is represented for all purposes hereof by a purchaser representative who, unless otherwise indicated adjacent to his or her signature below, is an "accredited investor." The Shareholder is acquiring the Shares for the Shareholder's own account (or in such fiduciary capacity as is indicated below) and not with a view to resale or distribution.

          (f) Immediately prior to execution of this Agreement by the Shareholder, the Shareholder was able to bear the economic risk of the investment contemplated hereby, and either: (i) the Shareholder had such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the proposed transaction; or (ii) the Shareholder and the Shareholder's purchaser representative together had such knowledge and experience in financial and business matters that they
     were  capable  of   evaluating   the  merits  and  risks  of  the  proposed
     transaction. The Shareholder acknowledges that if a purchaser representative has been utilized by the Shareholder in evaluating the proposed transaction as contemplated hereby, the Shareholder has been advised by such purchaser representative as to the merits and risks of the proposed transaction in general and the suitability of the proposed transaction for the Shareholder in particular, and such purchaser representative has co-executed this Agreement. Execution of this Agreement by the Shareholder and his or her purchaser representative (if so executed)
     constitutes   both   the
     irrevocable appointment of such purchaser representative by the Shareholder to act as such for all purposes hereunder and the acceptance of such appointment by such purchaser representative.

          (g) The Shareholder (or the Shareholder's purchaser representative, if applicable): (i) has been furnished, has carefully read, and has relied solely (except as indicated in subparagraph (ii) below) on the information contained in the Corporation's disclosure memorandum and related materials dated March 25, 1997 (including all exhibits and all amendments or supplements thereto, if any) (collectively, the "Disclosure Memorandum") and has sought such accounting, legal and tax advice as the Shareholder has considered necessary to make an informed decision concerning the proposed transaction; and (ii) has been given the opportunity to ask questions of, and receive answers from, the officers of the Corporation concerning the terms and conditions of the proposed transaction and to obtain such additional information that the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in the Disclosure Memorandum or information that was otherwise provided, and the Shareholder has not been furnished any other offering literature or prospectus.

          (h) The Shareholder acknowledges and is aware that an investment in the Shares involves substantial risks, and the Shareholder has taken full cognizance of and understands such risks and has weighed these risks against the potential return. The Shareholder is aware that the potential risks involved in engaging in the proposed transaction include, without limitation, (i) that the Corporation has a limited financial or operating history; (ii) the speculative nature of ownership of the Corporation's securities; (iii) the risks set forth under the caption "Risk Factors" in the Disclosure Memorandum; (iv) that, except as provided in Section 7.8 of the Merger Agreement (the "Registration Rights"), the Corporation is under no obligation to register the Shares or make an exemption from registration available, (v) that the Corporation has not represented that it will make any other attempt so to register the Shares or to make such an exemption available and (vi) that the Shareholder must bear the economic risk of owning the Shares for an indefinite period of time because, among other reasons, (a) the Shares have not been registered under the Act or under applicable state securities laws; (b) there is not now and may never be a public market for the Shares; (c) there are substantial restrictions on the transferability of the Shares; (d) the Shareholder may not be able to avail himself of the provisions of Rule 144 promulgated under the Act; and (e) it may not be possible for the Shareholder to liquidate this investment.

          (i) The Shareholder has adequate means of providing for the Shareholder's current needs (and, if an individual, possible personal contingencies) and has no need in the foreseeable future for liquidity of the Shares.

          (j) The Shareholder has received, completed and returned to the Corporation the Shareholder Questionnaire provided herewith relating to the Shareholder's general ability to bear the risks of an investment in the Corporation and suitability as an investor in a private offering, and the Shareholder hereby affirms the correctness of the answers to the Shareholder Questionnaire and all other written or oral information concerning the Shareholder provided to the Corporation by, or on behalf of, the Shareholder.

          (k) The Shareholder agrees to ratify, confirm, and be bound by the Corporation's bylaws (a copy of which will be provided to the Shareholder upon request),



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



     including those that pertain to the Corporation's indemnification of officers and directors of the Corporation to the fullest extent permitted by applicable law.

          (l) The Shareholder agrees to indemnify and hold harmless the Corporation and its affiliates from any liability, loss or expense (including reasonable attorney's fees, judgments, fines and amounts paid in settlement, payable as incurred) if the Shareholder, alone or with others, breaches any of the representations, warranties or covenants contained in this Agreement. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the Shareholder shall in any manner be deemed to constitute a waiver of any rights granted to such Shareholder under federal or state securities laws.

          (m) The Shareholder has no plan or intention to sell, exchange, gift, or otherwise dispose of any of the Shares received in the Merger.

          (n) If the Shareholder is represented by a purchaser representative, such purchaser representative is exercising sole investment control for all purposes hereof, including for purposes of all applicable securities laws.

     1.2. Entity Representations. If this Agreement is executed by a corporation, partnership, limited liability company, association, joint stock company, trust or unincorporated organization, or other entity, such entity hereby represents that it was not organized for the purpose of acquiring the Shares. If the Shareholder is a partnership or a limited liability company, each partner or member of such respective entity hereby represents, through execution hereof by the Shareholder, that each representation by the Shareholder set forth herein is correct both as to the respective entity and as if made by such partner or member personally.

     1.3. Agent Representations. If this Agreement is executed by a person acting in a representative capacity for a corporation or trust, or as an agent for any person or entity, such person represents that it has full authority to execute this Agreement in such capacity and on behalf of such corporation, trust, person or entity.


                                   ARTICLE II
                           SHARE TRANSFER RESTRICTIONS

     2.1. Pooling of Interests Accounting. The Shareholder agrees that from and after the date of this Agreement, the Shareholder shall not take any action, or knowingly fail to take any action, which action or failure is reasonably likely to disqualify the transactions contemplated by the Merger Agreement from pooling of interests accounting treatment by the Corporation, and that the Shareholder shall take all reasonable actions necessary to cause the transactions contemplated by the Merger Agreement to qualify as a pooling of interests if such characterization shall be jeopardized by action taken by the Shareholder. Notwithstanding any other provision of this Article II, and without limiting the foregoing, the Shareholder agrees that the Shareholder shall not sell, transfer, pledge, or otherwise dispose of the Shareholder's interests in or reduce the Shareholder's risk relative to any of the Shares until the Corporation shall have published financial results covering at least thirty (30) days of combined operations of ICI, Acquisition and the Company after consummation of the transactions contemplated by the Merger Agreement. The Shareholder acknowledges and agrees with the Corporation that the Shareholder is not a party to any agreement or arrangement with any third party regarding the transactions contemplated by the Merger Agreement and the other Transaction Documents or the subject matter thereof other than the Merger Agreement and any other applicable Transaction Document.

     2.2. Compliance With Laws. In no event shall the Shareholder sell, transfer, pledge, or otherwise dispose of any securities of the Corporation except in compliance with all applicable laws, including without limitation the Securities Act of 1933, as amended.

     2.3. Transfers in Violation. Any sale, assignment, transfer, pledge, hypothecation, mortgage or disposition of any Shares or other securities of the Corporation issued in respect thereof, by gift or otherwise, in violation of any provision of this Agreement shall be void and of no effect and shall not be recognized by the Corporation as transferring any interest in any of such shares. In the case of any such violation, the Corporation shall have the right to issue an oral or written order to the Corporation's transfer agent (if any) not to transfer the Shares.

     2.4. Certificates Legended. Until the expiration of all applicable transfer restrictions established by this Agreement, each certificate representing any Shares subject to any such restriction shall bear the following legend conspicuously:

          TRANSFER OF THE SHARES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO A SHAREHOLDER AGREEMENT, DATED AS OF [the date of this agreement], BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER HEREOF. A COPY OF SAID AGREEMENT IS ON FILE IN THE OFFICE OF THE CORPORATION, AND A COPY THEREOF WILL BE MAILED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST THEREFOR.


                                   ARTICLE III
                                 CO-SALE RIGHTS

     3.1 Notice to Shareholder. In the event Mr. J.W. Stealey proposes, at any time prior to the initial public offering (if any) of securities of the Corporation, to accept any offer from any person or entity to purchase ten percent (10%) or more of the shares of Class A Common Stock (or other securities issued or deemed to be issued by the Corporation in respect thereof) of the Corporation then owned by Mr. Stealey (or an affiliate of and controlled by Mr. Stealey (other than the Corporation or any parent or subsidiary of the Corporation)), Mr. Stealey (or the Corporation, acting at Mr. Stealey's direction) shall provide to the Shareholder, at the Shareholder's address specified on the signature page below or at such other address as the Shareholder shall provide to the Corporation in writing specified to be for such purpose, written notice of such proposal (a "Co-Sale Notice"), setting forth (a) the number of securities proposed to be sold by Mr. Stealey (or such affiliate, as the case may be), (b) the principal terms of the proposed sale, including the price at which he intends to sell such securities, and (c) an offer to cause the inclusion (as described below) of certain of the Shareholder's shares of Class A Common Stock (or other securities issued or deemed to be issued by the Corporation in respect thereof) received by the Shareholder pursuant to the Merger Agreement (collectively, the Shareholder's "Co-Sale Securities"). The Co-Sale Notice shall not be required to identify the proposed purchaser.

     3.2 Right to Participate. In the event the Shareholder provides written notice to Mr. Stealey (in care of the Corporation), within five (5) business days after receipt of the corresponding Co-Sale Notice, of the Shareholder's desire to participate in such proposed transaction, if consummated, Mr. Stealey shall not consummate such transaction without causing the inclusion therein of not less than (a) the integral number of the Shareholder's Co-Sale Securities determined by multiplying the aggregate number of shares specified in the Co-Sale notice by a fraction, the numerator of which shall be the number of shares of Class A Common Stock (or other securities issued or deemed to be issued by the Corporation in respect thereof) then owned by the Shareholder, and the denominator of which shall be the aggregate number of shares of Class A Common Stock (or such other securities) then owned by Mr. Stealey, the Shareholder, and all other persons and entities who received shares of Class A Common Stock pursuant to the Merger Agreement and desire to participate in the proposed transaction on the basis of comparable rights set forth in their respective Shareholder Agreements, or (b) such lesser integral number of the Shareholder's Co-Sale Securities as the Shareholder shall request to be included in such transaction.

     3.3 Negotiation of Terms; Certain Limitations. Notwithstanding Section 3.2 above, Mr. Stealey shall not be required to include any of the Shareholder's Co-Sale Securities in any such proposed transaction if the Shareholder fails or refuses timely to: (a) cooperate reasonably in respect thereof, including by providing appropriate share certificates duly endorsed for transfer, or (b) agree to the final terms therefor negotiated by Mr. Stealey. The Shareholder shall not be entitled to participate in the negotiation of any such proposed transaction except with Mr. Stealey's consent, nor shall Mr. Stealey be required (by virtue of this Agreement) to consummate any such proposed transaction. The Shareholder's participation rights described in this Article III shall not apply with respect to any transfer of securities by Mr. Stealey to the Corporation pursuant to repurchase rights, if any, held by the Corporation, or to any pledge or bona fide gift or other charitable transaction by Mr. Stealey.


                                   ARTICLE IV
                                 INDEMNIFICATION

     The Shareholder hereby acknowledges the registration rights provided by the Corporation pursuant to Section(s) 7.8 of the Merger Agreement (the "Registration Rights"). With respect to any registration in connection therewith, each Shareholder will, if Registrable Securities held by such
Shareholder are included in the securities as to which registration, qualification or compliance is being effected pursuant to the Merger Agreement, indemnify the Corporation, each of the Corporation's directors and officers, each underwriter, if any, of the Corporation's securities covered by such registration statement, each person who controls the Corporation or any such underwriter within the meaning of Section 15 of the Act, and each other such shareholder, each of the other such shareholders' officers and directors and each person controlling such other shareholders within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to



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



make the statements therein not misleading, and will reimburse the Corporation, such shareholders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in conformity with information furnished in writing to the Corporation by or on behalf of the Shareholder expressly for use in such registration statement, prospectus, offering circular or other document. Notwithstanding the foregoing, the liability of the Shareholder under this Article IV shall be limited to an amount equal to the public offering price of the shares sold by such Shareholder, unless such liability arises out of or is based on willful misconduct by such Shareholder.


                                    ARTICLE V
                                 MISCELLANEOUS.

     5.1. Entire Agreement. This Agreement, together with the other Transaction Documents and the other documents referred to herein or therein which form a part hereof or thereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     5.2. Amendments. This Agreement may be waived, amended, supplemented or modified only by a written agreement executed by each of the parties hereto.

     5.3. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

     5.4. Third Party Beneficiaries. Except as specifically set forth in this Agreement to the contrary, each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto.

     5.5. Governing Law. The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the Laws of the State of Maryland, without regard to the choice of law provisions thereof.



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



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

     Date of Agreement:                        .
                       ------------------------
                                   INTERACTIVE MAGIC, INC.


                                   By:
                                      --------------------------------------
                                   Name:
                                   Title:


                                   ----------------------------------------
                                   J. W. Stealey
                                   (solely for purposes of Article III)


                                   SHAREHOLDER


                                   ----------------------------------------
                                   Signature

                                   ----------------------------------------
                                   Name (printed)


                                   PURCHASER REPRESENTATIVE (If applicable)

                                   ----------------------------------------
                                   Signature

                                   ----------------------------------------
                                   Name (printed)


                                   Shareholder's Home Address:

                                   ----------------------------------------

                                   ----------------------------------------

                                   ----------------------------------------

                                   Check One:

                                   ___ The Shareholder is an
                                       Accredited Investor.
                                   ___ The Shareholder is not an
                                       Accredited Investor.

Shares of ICI Common Stock owned:  ----------------------------------------

Other ICI securities owned:        ----------------------------------------

                       EXHIBIT A TO SHAREHOLDER AGREEMENT


     (a) Accredited investor. "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000, employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss. 230.506(b)(2)(ii); and

         (8) Any entity in which all of the equity owners are accredited investors.

                                       9